EXHIBIT 99.2

BOSTON OMAHA CORPORATION ANNOUNCES PLANS TO RESTATE 2020 FINANCIAL STATEMENTS DUE TO CHANGES IN ACCOUNTING FOR YELLOWSTONE ACQUISITION COMPANY

-          No Material Change Anticipated in the Results of Operations for Boston Omaha Corporation's Core Businesses and Investments (other than Yellowstone Acquisition Company)

-          To Restate 2020 Financial Statements to Include Yellowstone Acquisition Company Financial Statements in Consolidated Financial Statements and Incorporate Changes in Accounting for Yellowstone Warrants Following Recent Statement on Accounting for Warrants in SPACs

Omaha, Nebraska, May 18, 2021 (Business Wire) – Boston Omaha Corporation (NASDAQ: BOMN) (“Boston Omaha” or the “Company”) today announced it will restate its financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”). The Company recently reassessed its prior accounting of Yellowstone Acquisition Company ("Yellowstone"), a special purpose acquisition company (“SPAC”) sponsored by the Company. The Company and its Audit Committee in discussion with its auditor, KPMG, have reevaluated such accounting and decided to restate its Annual Report to consolidate the financial statements of Yellowstone and to account for the Yellowstone public and private warrants in accordance with the recent statements (the “Statement”) by the Securities and Exchange Commission (the “SEC”). Additional time is needed to allow the Company to include the financial statements of Yellowstone in the Company’s financial statements for the year ended December 31, 2020.

NO MATERIAL CHANGE IS EXPECTED IN THE COMPANY’S RESULTS OF OPERATIONS FOR ITS CORE OPERATING BUSINESSES (BILLBOARDS, INSURANCE AND BROADBAND SERVICES) AND ITS OTHER INVESTMENTS FOR THE YEAR ENDED DECEMBER 31, 2020. AS YELLOWSTONE COMPLETED ITS IPO IN OCTOBER 2020, THE RESTATEMENT DOES NOT AFFECT THE COMPANY’S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS PRIOR TO OCTOBER 2020 OR ANY EARLIER AUDITED FINANCIAL STATEMENTS.

Notwithstanding the determination to consolidate Yellowstone’s financials, all funds raised in Yellowstone's initial public offering remain in trust for the benefit of Yellowstone and its shareholders until such time as those funds are either returned to Yellowstone shareholders or Yellowstone completes a successful business combination, in which event all such funds held in trust will be transferred to the company combining with Yellowstone.    In any event, the Company anticipates that Yellowstone's inclusion in the Company's financial statements on a going-forward basis will mirror the duration of Yellowstone as an entity, which is limited given the short life span of SPACs.

Due to the restatement, the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020 (the “Yellowstone Non-Reliance Period”) included in the Annual Report filed with the SEC should no longer be relied upon due to the absence of consolidated financial statements of Yellowstone  within the financial statements of the Company for the period from the date of the Yellowstone IPO in October 2020  through December 31, 2020 and to account for the Yellowstone public and private warrants in accordance with the recent SEC Statement. As a result, the Annual Report will require a restatement to incorporate the consolidation and to account for the Yellowstone public and private warrants. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Yellowstone Restatement Period should no longer be relied upon due to the absence of consolidated financial statements of Yellowstone and the accounting of the Yellowstone public and private warrants.

The Company intends to restate the consolidated financial statements for the year ending December 31, 2020 to reflect the inclusion of the Yellowstone financial results as soon as practicable. Due to the required restatement of the Annual Report, the Company was not able to file its Form 10-Q for the quarter ended March 31, 2021 by the May 17, 2021 deadline, but has filed a Form 12b-25, is working diligently to finalize the restated financial statements, and to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 by the deadline extension of May 24, 2021.

The Company is currently determining the exact amounts and full effect of not including the Yellowstone financial statements in the Company’s consolidated financial statements covering the Yellowstone Non-Reliance Period and the impact of the accounting for the Yellowstone public and private warrants. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Yellowstone Non-Reliance Period once the Company restates its consolidated financial statements for the Yellowstone Non-Reliance Period and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Yellowstone Non-Reliance Period. Determination of the impact of the restatement items described above are subject to continued analysis by management and could change based on further review and analysis. The Company’s internal review is ongoing and, although not expected, the Company may identify further items requiring restatement. As a result, there can be no assurance that the actual effects of the restatements will be only as described above.

Management is assessing the effect of the restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements relating to the accounting for the Yellowstone public and private warrants and the accounting for the consolidation of Yellowstone. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness involving the non-consolidation of the Yellowstone financial statements and the accounting for the Yellowstone public and private warrants the Company believes its internal control over financial reporting for these specific items was not effective as of December 31, 2020 and its disclosure controls and procedures were not effective for the Yellowstone Non-Reliance Period.  The Company plans to implement steps to remediate the identified material weaknesses shortly after the filing of the Form 10-Q for the quarter ended March 31, 2021.

The Company’s management and the Audit Committee have discussed the matters disclosed in Item 4.02 of its Form 8-K filed today with the SEC announcing the need to restate the Company’s financial statements, as described above, with the Company’s independent registered accounting firm, KPMG LLP.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with three majority owned businesses engaged in outdoor advertising, surety insurance and broadband telecommunications services. The Company also maintains minority investments including investments in a bank, a national residential homebuilder, commercial real estate services businesses and Yellowstone Acquisition Company.

Forward-Looking Statements

Forward-Looking Statements: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the consolidated financial statements as of and for the year ended December 31, 2020 and the Company’s estimates related to the items requiring restatement included in the consolidated financial statements covering the Yellowstone Non-Reliance Period. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the absence of Yellowstone financial statements in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2021. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts:

Boston Omaha Corporation

Catherine Vaughan

617-875-8911

cathy@bostonomaha.com